Disclosures Palandri, F. – Nothing to disclose Bomedemstat is an investigational drug has not yet been approved by the US Food and Drug Administration and is only available through clinical trial participation Abstract #386: Bomedemstat in ET Exhibit 99.4

Phase 2 Study of the LSD1 Inhibitor IMG-7289 (Bomedemstat) for the Treatment of Essential Thrombocythemia (ET) Francesca Palandri, MD, PhD1*, David M Ross, MBBS, PhD, FRACP, FRCPA4*, Tara Cochrane, MBBS, FRCPA, FRACP5, Steven W Lane, MD, PhD6, Stephen R Larsen, MBBS PhD FRACP FRCPA7, Aaron T. Gerds, MD8*, Anna B. Halpern, MD9, Jake Shortt, FRACP, FRCPA, PhD10, James M. Rossetti, DO11, Kristen M. Pettit, MD12, James Liang20, Adam Mead, MBBChir21, Monia Marchetti, MD22, Alessandro Vannucchi, MD23, Andrew Wilson, MD24, Joachim R. Göthert, MD25, Merit Hanna26, Amber Jones, MA13*, Jennifer Peppe, BA14*, Georges Natsoulis, Ph.D.15*, Willis Navarro, MD16, Wan-Jen Hong, MD16, William S. Stevenson, MBBS, PhD17, Claire N. Harrison, DM18, Moshe Talpaz, MD12, Nicola Vianelli, MD2,3, and Hugh Young Rienhoff Jr., MD19 1Institute of Hematology "L. & A. Seràgnoli", Sant'Orsola-Malpighi University Hospital, Bologna, Italy; 2Azienda Ospedaliero-Universitaria S.Orsola-Malpighi di Bologna, Bologna, Italy; 3Institute of Hematology "L. & A. Seragnoli", Azienda Ospedaliero-Universitaria di Bologna, Via Albertoni 15, Bologna, Italy; 4Department of Haematology, Royal Adelaide Hospital and SA Pathology, Adelaide, SA, Australia; 5Department of Haematology, Gold Coast University Hospital, Southport, Australia; 6QIMR Berghofer Medical Research Institute, Brisbane, Australia; 7Institute of Haematology, Royal Prince Alfred Hospital, Sydney, NSW, Australia; 8Cleveland Clinic Taussig Cancer Institute, Cleveland, OH; 9Department of Medicine, Division of Hematology, University of Washington, Seattle, WA; 10Monash Haematology, Monash Health, Clayton, VIC, Australia; 11UPMC Hillman Cancer Center, Pittsburgh, PA; 12Department of Internal Medicine, Division of Hematology/Oncology, University of Michigan, Ann Arbor, MI; 13Imago Biosciences Inc., Chilton Polden, GBR; 14Imago BioSciences, Inc., San Carlos, CA; 15Imago Biosciences, Inc., San Carlos, CA; 16Imago BioSciences, San Carlos, CA; 17Kolling Institute of Medical Research, Royal North Shore Hospital, Sydney, Australia; 18Guy's and St Thomas' NHS Foundation Trust, London, United Kingdom; 19Imago Biosciences, San Francisco; 20Middlemore Clinical Trials, Auckland, New Zealand; 21MRC Weatherall Institute of Molecular Medicine, University of Oxford, Oxford, United Kingdom; 22Azienda Ospedaliera Nazionale SS. Antonio e Biagio e Cesare Arrigo, Alessandria, Italy; 23University of Florence, AOU Careggi, CRIMM, Center for Research and Innovation of Myeloproliferative Neoplasms, Italy, Florence, Italy; 24University College Hospital, NHS Foundation Trust, London, United Kingdom; 25Department of Hematology, West German Cancer Center (WTZ), University Hospital Essen, Essen, Germany; 26North Shore Hospital. Waitemata District Health Board, Auckland, New Zealand. Abstract #386: Bomedemstat in ET Place Video Here

LSD1 is a key regulator of hematopoietic differentiation

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- LSD1 (Lysine-specific demethylase 1) demethylates H3K4 and other chromatin-associated proteins, *e.g.*, p53
- Loss of LSD1 activity is associated with loss of self-renewal in malignant HSCs[1]
- LSD1 is required for the differentiation of megakaryocyte-erythroid progenitors to mature megakaryocytes[2]
- Overexpressed in MPNs[3]



LSD1 mRNA
RNAseq 3' normalized to 10M reads
600
400
200
0
LT-HSC
Progenitors
Lymphoid
Mature Cells
LT-HSC
HSC
MPP
CLP
CMP
GMP
MF
Granulocyte
Mono
B
CD4
CD8
NK
MEP
EryA
EryB
Cell Type

[1]Harris et al 2012; [2]Sprussel et al. 2012; [3]Neibel et al. 2014; [4]Lara-Astiaso et al. 2014

3 American Society of Hematology Abstract #386: Bomedemstat in ET

Introduction to Bomedemstat Bomedemstat is an irreversible inhibitor of LSD1 Discovered and developed by Imago PK and dose-response data support once-daily dosing No apparent penetration across the blood-brain barrier  Bomedemstat has been evaluated in 170+ patients with advanced myeloid malignancies* Updated results from the Phase 2 study evaluating bomedemstat in essential thrombocythemia who have failed at least one standard therapy are presented here *IMG-7289-CTP-101, IMG-7289-CTP-102 and IMG-7289-CTP-201 Abstract #386: Bomedemstat in ET Place Video Here

Study Design

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IMG-7289-CTP-201 is an ***ongoing*** Phase 2 global study to assess the safety, efficacy and pharmacodynamics of IMG-7289 (bomedemstat) in patients with ET.

Primary Endpoints

- Safety and tolerability
- Platelet count reduction (≤400 x 10^9/L) in the absence of thromboembolic events

Secondary Endpoints

- Symptom reduction (MPN-SAF TSS)
- Durability of platelet and WBC count reduction
- Changes in mutant allele frequencies (MAF)

Key Eligibility Criteria

- Dx of ET
- Failed at least one standard therapy
- Platelet count >450 x 10^9/L
- Hemoglobin ≥10 g/dL
- Peripheral blasts <1%
- Fibrosis Score <2 per protocol criteria (modified from Arber *et al*., 2016)

5 American Society *of* Hematology Abstract #386: Bomedemstat in ET

Bomedemstat Treatment Plan IMG-7289 (bomedemstat) PO once daily (QD) Each patient dose-titrated to platelet count per dosing rules Starting dose is 0.6 mg/kg QD Up-titrations may occur every 4 weeks to target platelet range of 200-400 x 109/L Abstract #386: Bomedemstat in ET Platelet Count (x 109/L) Hb (g/dL) Dose Titration (mg/kg/d) >400 ≥10 Increase by 0.2 ≥200 and ≤400 ≥10 Maintain Dose 50-199 ≥10 Decrease by 0.1 Any ≥8.5 and <10 Decrease by 0.15                      <50                        <8.5 Hold dose  Place Video Here

Enrollment and Treatment Status Abstract #386: Bomedemstat in ET Data cut-off date: 01 Nov 2021 Place Video Here Days on Study

Baseline Characteristics Abstract #386: Bomedemstat in ET Characteristic N = 36 Median age (range) 68 (42 – 85) Male 15 (42%) Mean blood counts (range)# WBC Hemoglobin Platelet Count #1 value missing 9.4 x 109/L (4.4 – 30.6) 13.1 x g/dL (9.4* – 16.5) 863 x 109/L (457 – 2220) Mutations (%) JAK2 CALR Triple Negative ≥ 1 myeloid disease- associated mutation Unavailable 36% 39% 6% 19% 19% Median (MPN-10 TSS) Symptom score (range) (N=21 with TSS ≥ 10) 30 (11 – 74) Prior Therapies N = 36 Most Recent Prior Therapy Hydroxyurea Met ELN resistance/intolerance criteria Failure Reasons: Unacceptable HU-related non-hematologic toxicities1 Platelet count >600 ×109/L2 Platelet count >400 × 109/L and WBC <2.5 ×109/L at any HU dose Platelet count >400 × 109/L and Hb <10 g/dL at any HU dose Anagrelide Interferon Ruxolitinib Busulfan 27 (75%) 24 (89%) 21 3 1 0 4 (11%) 3 (8%) 1 (3%) 1 (3%) Earlier Prior Therapies 5 x HU, 2 x Anagrelide, 1 x aspirin, 1 x Rux, 1 x IFN, 1 x Busulfan *Protocol deviation 1.Toxicities including fever, mucocutaneous manifestations or leg ulcers; 2Following a daily dose of ≥3g for at least 3 mo Data cut-off date: 01 Nov 2021 Place Video Here

Safety and Tolerability Bomedemstat is generally well-tolerated with few Grade 3/4 AEs (3.6%; 12/335) Most common AE was dysgeusia – all events were Grade 1/2 with 2/18 leading to treatment discontinuation Eight SAEs, two of which were related and both led to dose interruption (thrombocytopenia and mouth haemorrhage) One unrelated thrombotic event – pulmonary embolism Abstract #386: Bomedemstat in ET Preferred Term (N=37) Any Grade AEs Grade 3/4 AEs Dysgeusia 18 (49%) 0 Constipation 12 (32%) 1 (3%) Arthralgia 9 (24%) 0 Fatigue 9 (24%) 0 Diarrhoea 6 (16%) 0 Headache 6 (16%) 1 (3%) Thrombocytopenia 6 (16%) 1 (3%) Pain in extremity 5 (14%) 0 ALT increased 4 (11%) 0 Alopecia 4 (11%) 0 Anaemia 4 (11%) 1 (3%) Contusion 4 (11%) 0 Dizziness 4 (11%) 0 Oedema peripheral 4 (11%) 1 (3%) Any grade of AE occurring at a frequency of >10% of patients included regardless of relatedness; total number of events = 335 Place Video Here

Primary Objective: Reduction in Platelet Count Abstract #386: Bomedemstat in ET In the 29 patients treated for >6 weeks: 100% patients experienced a reduction in platelets 93% of patients achieved a platelet count of ≤400 x 109/L Response Rate*: 90% (26/29) Mean Platelet Count (±95% CI) N=33 Platelet Count x 109/L Weeks of treatment *Platelet count ≤400 x 109/L without thromboembolic events Data cut-off date: 01 Nov 2021 Place Video Here

Primary Objective: Reduction in Platelet Count In the 27 patients treated for at least 12 weeks: Mean reduction of 496 x 109/L at Week 12 (N=27) Durability of response: to date 52% of patients achieved 12 consecutive weeks ≤400 x 109/L Abstract #386: Bomedemstat in ET *Patient off drug for up to 6 weeks Platelet Count x 109/L Individual Platelet Counts (N=33) Weeks of treatment Data cut-off date: 01 Nov 2021 Place Video Here

Platelet Count Response Across Mutation Status Mutation No. of Patients* Mean Baseline Platelet Count (x109/L) Platelet Count Response (%) All Pts 30 838 93% CALR 13 993 100% JAK2V617F 13 765 83% Triple Negative 2 524 100% *Patients with mutation status and platelet counts available Patients with CALR mutations have a similar platelet count response to JAK2 mutated patients Platelet Count x 109/L Weeks of treatment Abstract #386: Bomedemstat in ET Mean Platelet Count Data cut-off date: 01 Nov 2021 Place Video Here

Lowers WBC and Maintains Hemoglobin Levels Abstract #386: Bomedemstat in ET Mean WBC (±95% CI) N=33 Mean Hemoglobin (±95% CI) N=32 Hemoglobin g/dL WBC Count x 109/L Weeks of treatment Weeks of treatment Data cut-off date: 01 Nov 2021 Place Video Here

Reduction in Total Symptom Score Abstract #386: Bomedemstat in ET TSS % Change at 24 weeks (Patients with >0 at Day 1, N=17) N at Day 1 with Score >0 = 31 NB 1 excluded (012-202) 71% had a decrease in TSS 53% had a decrease of >50% 47% had a decrease of ≥10 points Data cut-off date: 01 Nov 2021 Place Video Here 107% & 167%

Conclusions Bomedemstat (IMG-7289) is generally well tolerated in ET patients Majority of AEs were low-grade Bomedemstat as monotherapy demonstrates significant clinical activity: Normalization of platelet and WBC counts while maintaining hemoglobin Symptomatic improvement for some patients with significant MPN symptoms  All genotypes respond to bomedemstat Development Plans  The ET study remains open for enrollment (NCT04254978)  Planning for Phase 3 study in ET is underway Bomedemstat in PV is currently enrolling (NCT04262141)  Abstract #386: Bomedemstat in ET Place Video Here

Thank you to Investigators and Study Participants!

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Investigators - Europe

Francesca Palandri & Nicola Vianelli – Bologna, Italy
Monia Marchetti, Alessandria, Italy
Alessandro Vannucchi – Firenze, Italy
Francesco Passamonti – Varese, Italy
Joachim Göthert – Essen, Germany
Andreas Hochhaus - Jena, Germany
Claire Harrison – Guy's St. Thomas, London, UK
Adam Mead – Churchill, Oxford, UK
Andrew Wilson - UCL, London, UK
Andrew Innes - Imperial–Hammersmith, London, UK

Investigators – Australia & New Zealand

David Ross – Royal Adelaide, AU
Tara Cochrane – Gold Coast, AU
Stephen Larsen - Royal Prince Alfred, Sydney, AU
Will Stevenson – Royal North Shore, Sydney, AU
Steven Lane – Royal Brisbane & Women's, AU
Jake Shortt – Monash U., Melbourne, AU
Maciej Tatarczuch – Monash U. Melbourne, AU
James Liang – Middlemore, NZ
Merit Hanna – North Shore, NZ

Investigators - US

- Kristen Pettit – U. Michigan
- Moshe Talpaz – U. Michigan
- **Anna Halpern – Fred Hutchinson, Seattle**
- Aaron Gerds – Cleveland Clinic
- James Rossetti – U. Pittsburgh
- Lindsey Rein – Duke
- Ellen Ritchie – Weill-Cornell
- Walter Quan – UFL

Imago BioSciences

- Jennifer Peppe
- Philippa Quy
- Amber Jones
- Jennifer Dias
- Ria Kleppe
- Georges Natsoulis
- Ben Siranosian
- Willis Navarro
- Wan-Jen Hong
- Hugh Rienhoff

16 American Society of Hematology Abstract #386: Bomedemstat in ET